RULE 497(e)
                                                                      33-34841
                                                                      811-6100


                              The Montgomery Funds
                 Additional Supplement dated December 1, 1996 to
                       Prospectus dated November 12, 1996


Montgomery Growth Fund, Montgomery Small Cap Opportunities Fund,
Montgomery Micro Cap Fund and Montgomery Asset Allocation Fund

Kathryn Peters has been added as a portfolio manager on the Manager's Growth Equity Team which includes Roger W. Honour and Andrew Pratt. Ms. Peters joined the Manager in January, 1995. From 1993 to 1995 she was an Associate in the investment banking division of Donaldson, Lufkin & Jenrette in New York. At Donaldson, Lufkin & Jenrette, Ms. Peters evaluated prospective equity investments for the merchant banking fund and processed investment banking transactions, including equity and high yield offerings. Prior to that, she analyzed mezzanine investments for Barclays de Zoete Wedd in New York. From 1988 to 1990, Ms. Peters worked in the leveraged buy-out group of Marine Midland Bank.

Michael Carmen no longer serves as a portfolio manager for these Funds.


Montgomery Short Government Bond Fund, Montgomery Government Reserve Fund, Montgomery Federal Tax-Free Money Fund, Montgomery California Tax-Free Money Fund, Montgomery California Tax-Free Intermediate Bond Fund and Montgomery Asset Allocation Fund.

Peter D. Wilson has been added as a portfolio manager for these Funds. Mr. Wilson joined the Manager's fixed income team in April, 1994. From 1992 to 1994 he was an Associate in the Fixed Income Client Services Department of BARRA in Berkeley, California. At BARRA, Mr. Wilson directed research and development teams on mortgage, CMO and other fixed income projects. Prior to that, he was an Associate in the structured finance department at Security Pacific Merchant Bank as well as on the mortgage trading desk at Chemical Bank.